ESCROW AGREEMENT

          THIS ESCROW AGREEMENT (this “Agreement”) is made as of June 29, 2011, by and among Hagen Investment Ltd. (the “Purchaser”), Lithium Exploration Group, Inc., a Nevada corporation (the “Company”) and Sichenzia Ross Friedman Ference LLP, with an address at 61 Broadway, 32nd Floor, New York, New York 10006 (the “Escrow Agent”).

W I T N E S S E T H:

          WHEREAS, the Company is selling certain convertible debentures (“Debentures”) in the aggregate amount of up to $1,500,000 to the Purchaser pursuant to a securities purchase agreement (the “SPA”); and

          WHEREAS, the Company and Purchaser have requested that the Escrow Agent hold up to One Million Five Hundred Thousand Dollars ($1,500,000) in escrow upon the terms set forth herein (the “Funds”);

          NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I

TERMS OF THE ESCROW

          1.1        The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the Funds.

          1.2        Upon the Escrow Agent’s receipt of the Funds from the Purchaser for the Closing into its master escrow, it shall telephonically advise the Company, or the Company’s designated attorney or agent, of the amount of Funds it has received into its master escrow account.

          1.3        Wire transfers to the Escrow Agent shall be made as follows:

Citibank
New York, NY
A/C of Sichenzia Ross Friedman Ference LLP (IOLA Account)
A/C#:	92883436
ABA#:	021000089
SWIFT Code:	CITIUS33
REMARK:	LITHIUM EXPLORATION

          1.4        Once the Escrow Agent receives all of the closing documents from all parties as specified in the SPA and the Release Notices, in the form attached hereto as Exhibit A (the “Release Notice”), executed by the Purchaser the Company, the Escrow Agent shall wire the aggregate Funds within three business days in accordance with the written instructions attached hereto and deliver the Debenture and signature pages to the appropriate parties per the Addendum. In the event that within five Business Days of the Escrow Agent receiving the Release Notice executed by Purchaser and the closing shall not have occurred, (i) Purchaser shall have the right to demand the return of the Funds and (ii) the Escrow Agent shall also have the right to return to Purchaser the Funds deposited by Purchaser in escrow.

ARTICLE II

MISCELLANEOUS

          2.1        No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

          2.2        Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto (and on the first page in the case of the Escrow Agent) prior to 5:30 p.m. (Eastern Time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto (or the first page of this agreement in the case of the Escrow Agent) on a day that is not a Business Day or later than 5:30 p.m. (Eastern Time) on any business Day, (c) the 2nd business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. As used herein, “Business Day” shall mean any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed. The address for such notices and communications shall be as set forth above in the case of the Escrow Agent and on the signature pages attached hereto, in the case of the the Purchaser and the Company, until changed by notice given in accordance with this Section.

          2.3        This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

          2.4        This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

          2.5        Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if all parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

          2.6        The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York. Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall only be brought in a state or Federal court sitting in New York City.

          2.7        The Escrow Agent’s duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Purchaser, the Company and the Escrow Agent.

          2.8        The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith and in the absence of gross negligence, fraud and willful misconduct, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent’s attorneys-at-law shall be conclusive evidence of such good faith, in the absence of gross negligence, fraud and willful misconduct.

          2.9        The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

          2.10      The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Purchase Agreement or any documents or papers deposited or called for thereunder in the absence of gross negligence, fraud and willful misconduct.

          2.11      The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent’s duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation; provided that the costs of such compensation shall be borne by the Escrow Agent.

          2.12      The Escrow Agent’s responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by giving written notice to the Company and the Purchaser. In the event of any such resignation, the Purchaser and the Company shall appoint a successor Escrow Agent and the Escrow Agent shall deliver to such successor Escrow Agent any escrow funds held by the Escrow Agent.

          2.13      If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

          2.14      It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents (if any) or the escrow funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent’s sole discretion (1) to retain in the Escrow Agent’s possession without liability to anyone all or any part of said documents or the escrow funds until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the escrow funds and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of New York in accordance with the applicable procedure therefore.

          2.15      The Purchaser and the Company agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby or by the Purchase Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, fraud or willful misconduct of the Escrow Agent.

          2.16      The Escrow Agent shall be permitted to act as counsel for one or more parties hereto in any transaction and/or dispute including any dispute between any of the parties, whether or not the Escrow Agent is then holding the escrow funds held by the Escrow Agent hereunder.

************************

                    IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of date first written above.

      PURCHASER:

HAGEN INVESTMENTS LTD.

By:__________________________________________
      Name:
      Title:

COMPANY:

LITHIUM EXPLORATION GROUP, INC.

By:__________________________________________
      Name:
      Title:

ESCROW AGENT:

SICHENZIA ROSS FRIEDMAN FERENCE LLP

By:__________________________________________
      Name:
      Title:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

     EXHIBIT A

RELEASE NOTICE

                    The UNDERSIGNED, pursuant to the Escrow Agreement, dated as of June 29, 2011, among the undersigned and Sichenzia Ross Friedman Ference LLP, as Escrow Agent (the “Escrow Agreement”; capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Escrow Agreement), hereby notifies the Escrow Agent that each of the Closing Conditions have been satisfied or waived (including the delivery of the Assigned Portion (as defined in the Addendum).

                    The undersigned Purchaser and Company hereby authorize and direct the Escrow Agent to release the Funds in accordance as follows:

Transaction	Amount	Funding Instructions

1. Payment of legal fees to Sichenzia Ross Friedman Ference LLP	$25,000	Escrow Agent debits fee from the Escrow Account and makes wire transfer to:

		Account Name: Account of Sichenzia Ross Friedman
		Ference LLP
		Account Number: 49206659
		Bank: Citibank
		New York, NY 10103
		ABA Number: 021000089

2. Balance of the Escrow Account to be wired to the Company	$975,000	Escrow Agent debits fee from the Escrow Account and makes wire transfer to:

		Account Name:
		Account Number:
		Bank:

		ABA Number:

                    IN WITNESS WHEREOF, the undersigned have caused this Release Notice to be duly executed and delivered as of this 29th day of June, 2011.

HAGEN INVESTMENTS LTD.	LITHIUM EXPLORATION GROUP, INC.

By:_________________________________	By:_________________________________
Name:	Name:
Title:	Title: